Semper Short Duration Fund

Summary Prospectus March 30, 2015

Institutional Class	SEMIX
Investor Class	SEMRX

Before you invest, you may want to review the Semper Short Duration Fund’s (the “Short Duration Fund”) Statutory Prospectus, which contains more information about the Short Duration Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated March 30, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Short Duration Fund’s Statutory Prospectus and other information about the Short Duration Fund online at http://sempercap.com/short-duration-mutual-fund/.  You can also get this information at no cost by calling 1-855-736-7799 (855-SEM-PRXX) or by sending an e-mail request to Info@sempercap.com.

Investment Objectives
The Short Duration Fund seeks to provide a high level of current income that is consistent with preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Investor Class
SHAREHOLDER FEES (fees paid directly from your investment)	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.35%		0.35%
Distribution and Service (Rule 12b-1) Fees		None		0.25%
Other Expenses (includes Interest Expense and Dividends on Securities Sold Short)(1)		0.71%		1.24%
Interest Expense and Dividends on Securities Sold Short	0.30%		0.28%
Total Annual Fund Operating Expenses		1.06%		1.84%
Less: Fee Waiver and Expense Reimbursement		-0.16%		-0.71%
Net Annual Fund Operating Expenses(2)		0.90%		1.13%
(1)	The Semper Short Duration Fund, a series of Forum Funds (the “Predecessor Fund”), reorganized into the Fund on March 28, 2014.
(2)
Semper Capital Management, L.P. (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 0.60% of average daily net assets for Institutional Class shares and 0.85% of average daily net assets for Investor Class shares (the “Expense Caps”).  The Expense Caps will remain in effect through at least March 29, 2017 and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Caps.

Example. This Example is intended to help you compare the cost of investing in the Short Duration Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$92	$321	$569	$1,280
Investor Class	$115	$510	$929	$2,100

Portfolio Turnover.  The Short Duration Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Short Duration Fund invests primarily in investment-grade debt securities of domestic entities.  Investment-grade debt securities are those rated in one of the four highest rating categories by a nationally recognized statistical rating organization.  An unrated debt security may be treated as investment grade if determined by the Adviser to be of comparable quality.  The Fund may hold securities that, after being purchased, are downgraded to non-investment grade and would no longer qualify for initial investment.  Under normal circumstances, the Fund expects to maintain a weighted average portfolio duration of up to three (3) years.  The Fund defines duration as effective duration which is the interest rate sensitivity of projected cash flows from Fund securities, adjusted for amortization, prepayments, and expected calls and puts.  This means that a debt security’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates.  The Fund believes that effective duration provides the most accurate estimation of the Fund's interest rate sensitivity.

The Short Duration Fund may sell securities short with respect to 25% of its total assets.  In general, the Adviser will sell securities short in conjunction with long positions with similar characteristics for the purposes of managing certain risks (primarily interest rate and/or yield spread risk).

Debt securities may include all fixed-income securities (both fixed and floating-rate securities), U.S. Government securities, municipal securities, special purpose entities (such as asset-backed or mortgage-backed security issuers), zero coupon securities, money market securities, repurchase agreements and private asset-backed loan participations. Certain asset-backed and mortgage-backed securities are issued with stated maturities of 15 to 40 years; however, their effective durations are generally under 3 years.  U.S. Government securities include U.S. Treasury bills, notes and other obligations that are issued by or guaranteed as to interest and principal by the U.S. Government or by agencies or instrumentalities of the U.S. Government.

The Short-Duration Fund may invest in high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

The Adviser will allocate the Short Duration Fund’s assets across different market sectors and different maturities based on its view of the relative value of each sector or maturity.  The Short Duration Fund may purchase and sell securities for a variety of reasons, such as to adjust the portfolio's average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Principal Investment Risks
Losing all or a portion of your money on your investment is a risk of investing in the Short Duration Fund.  The following additional risks could affect the value of your investment:

•
Market Risk.  The prices of the securities in which the Short Duration Fund invests may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers.

•	Management Risk. The Short Duration Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.

•	Fixed-Income Securities Risk. The Short Duration Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

o	Credit Risk. The issuers of the debt securities held by the Fund may not be able to make interest or principal payments.

o
Extension Risk.  If interest rates rise, repayments of principal on certain fixed-income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

o
Interest Rate Risk.  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates.   It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

o
Prepayment Risk.  Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates.  Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

•
Mortgage-Related and Other Asset-Backed Securities Risk.  The Short Duration Fund may invest in a variety of mortgage-related and other asset-backed securities which are subject to Interest Rate Risk, Credit Risk, Extension Risk and Prepayment Risk.

•
Commercial Mortgage-Backed Securities Risks.  Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property.  Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans.

•
Counterparty Risk.  Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.

•
Repurchase Agreement Risk.  Repurchase agreement risk is the risk the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them.  In this circumstance, the Short Duration Fund may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the Fund may have difficulty exercising rights to the collateral.

•
Municipal Securities Risk.  The amount of public information available about municipal securities is generally less than that for corporate securities.  Special factors, such as legislative changes, and economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities.  Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation, and the rating of the issue.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the Fund invests may have an impact on the Fund’s share price.

•
U.S. Government Securities Risk. U.S. Government securities, which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, are guaranteed only as to the timely payment of interest and principal when held to maturity.  The market prices for such securities are not guaranteed and will fluctuate.  Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.

Performance
The Short Duration Fund was organized on March 28, 2014 to acquire the assets and liabilities of the Semper Short Duration Fund, a series of Forum Funds (the “Predecessor Fund”), in exchange for shares of the Fund.  Accordingly, the Fund is the successor to the Predecessor Fund, and the following performance information shown prior to March 28, 2014, is that of the Predecessor Fund.  The Fund has an investment objective, strategies and policies substantially similar to the Predecessor Fund, which was also advised by the Adviser.  The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The bar chart shows changes in the Institutional Class’ performance from year to year.  The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of broad measures of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at semperfunds.com/funds/short_duration/performance.html or by calling the Fund toll-free at 1-855-736-7799 (855-SEM-PRXX).

Institutional Class - Annual Returns as of December 31

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 1.41% (quarter ended March 31, 2012) and the lowest return for a calendar quarter was -0.94% (quarter ended June 30, 2013).

Average Annual Total Returns
(For the periods ended December 31, 2014)
Institutional Class	1 Year	Since Inception (12/23/2010)
Return Before Taxes	2.77%	2.81%
Return After Taxes on Distributions	1.43%	1.87%
Return After Taxes on Distributions and Sale of Fund Shares	1.56%	1.78%
Investor Class
Return Before Taxes	2.51%	2.54%
Barclays Capital 1-3 Year Government Index (reflects no deduction for fees, expenses or taxes)	0.64%	0.81%
Barclays Capital 1-3 U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	0.63%	0.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Short Duration Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  The after-tax returns are shown only for the Institutional Class; the after-tax returns for the Investor Class will vary to the extent it has different expenses.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Adviser.  Semper Capital Management, L.P. is the Short Duration Fund’s investment adviser.

Portfolio Managers.  Mr. Thomas Mandel, CFA, Senior Managing Director, Mr. Jay Menozzi, CFA, Chief Investment Officer, and Mr. Boris Peresechensky, CFA, Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of the Short Duration Fund.  Mr. Mandel served as the Predecessor Fund’s portfolio manager since inception in 2010.  Mr. Menozzi and Mr. Peresenchensky have served as portfolio managers for the Short Duration Fund since January, 2015.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Semper Short Duration Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-855-736-7799 (855-SEM-PRXX), online, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Online, investors may also view their accounts, view their transaction history, and perform maintenance changes to their accounts.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

	Institutional Class		Investor Class
	Minimum	Minimum	Minimum	Minimum
	Initial	Subsequent	Initial	Subsequent
	Investment	Investment	Investment	Investment
Regular Accounts	$1,000,000	$1,000	$2,500	$1,000
Retirement Accounts	$1,000,000	$1,000	$2,500	$1,000

Tax Information
The Short Duration Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Short Duration Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.